AMENDMENT
TO
AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

This Amendment (the “Amendment”) to the Amended and Restated Shareholders’ Agreement dated March 21, 2005 among NeoGenomics, Inc., a Nevada corporation (the “Company”), Michael Dent, Aspen Select Healthcare, LP, John Elliot, Steven Jones and Larry Kuhnert (the “Shareholders Agreement”) is made effective as of  March 13, 2009 and is entered into by each of the undersigned parties to the Shareholders’ Agreement.

Whereas, each of the undersigned parties hereto, who are still shareholders of the Company, desire to amend the Shareholders Agreement in the manner set forth herein.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Shareholders Agreement is hereby amended as follows:

1.           Amendment of Section 1.2.1.  Section 1.2.1 of the Shareholders Agreement is hereby amended and restated in its entirety to read as follows:

“1.2.1                      Number of Directors.  The Shareholders agree that during the Term of this Agreement the Shareholders shall vote their Shares in favor of limiting the Board of Directors of the Company to no more than eight (8) members.”

2.           No Other Changes.  All terms of the Shareholders Agreement shall remain in full force and effect as amended hereby.

3.           Counterparts.  This Amendment may be executed in any number of counterparts and signatures may be delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

In Witness Whereof, the parties have caused this Amendment to Amended and Restated Shareholders’ Agreement to be executed as of March 13, 2009.

NEOGENOMICS, INC.

By:	/s/ Robert Gasparini
Robert Gasparini
President and Chief Science Officer

ASPEN SELECT HEALTHCARE, LP
By: Medical Venture Partners, LLC,
its General Partner

/s/ Steven C. Jones
(Signature)

Steven C. Jones
(Print Name)

Managing Member
(Title)

STEVEN JONES

/s/ Steven Jones

MICHAEL DENT, M.D.

/s/ Michael Dent, M.D.

LARRY KUHNERT

/s/ Larry Kuhnert